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                                                                    EXHIBIT 23-2


                    CONSENT OF ROCKEY, MILNAMOW & KATZ, LTD.

     As patent counsel for Texas Biotechnology Corporation, we hereby consent to the reference to our firm under the heading "Experts" in the prospectus, which is a part of this Registration Statement of Texas Biotechnology Corporation on Form S-3.


                                                 /s/ MARTIN L. KATZ
                                                 -------------------------------
                                                 Martin L. Katz
                                                 Rockey, Milnamow & Katz, Ltd.

Chicago, Illinois
March 5, 1998